News Release PATRICK INDUSTRIES, INC. PUBLISHES INAUGURAL RESPONSIBILITY & SUSTAINABILITY REPORT ELKHART, IN – December 29, 2022 - Patrick Industries, Inc. (NASDAQ: PATK) (the “Company”), a leading component solutions provider for the Leisure Lifestyle and Housing markets, today announced the publication of its inaugural Responsibility & Sustainability Report (the “Report”). The Report introduces a framework for the Company’s measurement and reporting of ESG related data and details actions supporting three strategic pillars: Empowering People, Caring for Our Planet and Communities, and Living by Our Values. “This inaugural Responsibility & Sustainability Report represents a significant step in our continued journey toward thinking more holistically about our business,” said Andy Nemeth, Chief Executive Officer. “Our approach is grounded in our BETTER Together values and is designed to influence engagement toward a more sustainable future for the Company, its people and our stakeholders. We expect this Report to be a baseline as we continue to hone our sustainable practices while growing our business for the benefit of our team members, the communities we serve, and our shareholders.” The Report includes the following highlights: • Patrick’s responsible use and management of materials and energy including recycling, reclamation and re-use; • Patrick’s IMPACT program, which gives recent college graduates an opportunity to rotate through key departments within the Company as they align their strengths and interests with the needs of the business; • The Company’s commitment to safety through programs including job safety analysis, OSHA preparedness, Train-the-Trainer programs and ergonomic assessments; • The Company’s commitment to giving back to the communities it serves including partnerships with and sponsorships of programs like Military Makeover with Montel®, Care Camps and the Company’s recently- announced partnership with LOGAN; and • Patrick’s Roadmap of potential future initiatives, which outlines the Company’s vision to increase awareness and support of ESG initiatives. “As a key supplier to the leisure lifestyle and housing markets, we believe serving these industries requires a responsible and balanced approach that prioritizes accuracy and transparency while working towards and establishing best practices,” Mr. Nemeth continued. “We are committed to developing systems that increase our influence on sustainability; responsibly and collaboratively building practices that make our communities BETTER.” To access the 2022 Responsibility & Sustainability Report, please visit https://patrickind.com/ESG. About Patrick Industries, Inc. Patrick Industries (NASDAQ: PATK) is a leading component solutions provider for the RV, marine, manufactured housing and various industrial markets – including single and multi-family housing, hospitality, institutional and commercial markets. Founded in 1959, Patrick is based in Elkhart, Indiana, with over 11,000 employees across the United States.

2 Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any projections of financial performance or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company's Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Media Contact: Anna Parker VP, Marketing & Brand Strategy 574.294.7511 parkera@patrickind.com Investor Contact: Steve O’Hara VP of Investor Relations 574.294.7511 oharas@patrickind.com